UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 15, 2009
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Item 9.01	Financial Statements and Exhibits.

The registrant is re-filing the following contracts, including all exhibits, schedules and attachments thereto, in response to comments given by the Securities and Exchange Commission.

(d) Exhibits

10.1	Fifth Supplemental Acquisition, Financing and Sale Agreement relative to the $4,300,000 5% Water Facilities Revenue Refunding Bonds, dated as of October 1, 1995
10.2
Loan Agreement between The York Water Company and Pennsylvania Economic Development Financing Authority relative to the $2,350,000 4.05% and $4,950,000 5% Exempt Facilities Revenue Bonds, dated as of April 1, 2004

10.3	Loan Agreement between The York Water Company and York County Industrial Development Authority relative to the $10,500,000 4.75% Exempt Facilities Revenue Bonds, dated as of October 1, 2006
10.4	Trust Indenture between the York County Industrial Development Authority and Manufacturers and Traders Trust Company, as trustee, dated as of October 1, 2006
10.5	Trust Indenture between Pennsylvania Economic Development Financing Authority and Manufacturers and Traders Trust Company, as trustee, dated as of May 1, 2008
10.6	Trust Indenture between Pennsylvania Economic Development Financing Authority and Manufacturers and Traders Trust Company, as trustee, dated as of October 1, 2008

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

Date: September 15, 2009	By:	/s/Kathleen M. Miller
Kathleen M. Miller
Chief Financial Officer